Exhibit 10.5
Registration Rights Agreement by AFP Imaging Corporation,

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of April 13, 2007 by AFP Imaging Corporation, a New York corporation (the “Company”), for the benefit of the Holders (as such term is hereinafter defined). The Company hereby confirms that the rights granted under this Agreement constitute a material inducement to the Holders to enter into the Loan Agreement (as such term is hereinafter defined), make Loans from time to time thereunder, and/or acquire or hold Conversion Shares and/or Warrant Shares (as such terms are hereinafter defined). Each Holder, by its participation or request to participate in any Registration effected pursuant to this Agreement, shall be deemed to have confirmed such Holder’s agreement to comply with the applicable provisions of this Agreement.

NOW, THEREFORE, the Company hereby agrees, in favor of the Holders, as follows:

1.  Definitions. In addition to those terms defined elsewhere in this Agreement, the following terms shall have the following meanings wherever used in this Agreement:

“Act” shall mean the Securities Act of 1933, as amended, and any successor statute from time to time.

“Affiliate” shall mean, with respect to any person, any other person controlling, controlled by or under common control with the first person.

“Board” shall mean the Board of Directors of the Company.

“Common Stock” shall mean the authorized common stock of the Company.

“Company” shall mean AFP Imaging Corporation, and shall include any successor thereto.

“Conversion Shares” shall mean the Common Stock and/or other securities issued and/or issuable from time to time upon conversion of the Term Note (in whole or in part), and any additional or other Shares issued in respect of any of the foregoing Shares by reason of any stock split, stock dividend, merger, share exchange, recapitalization or other such event.

“Costs and Expenses” shall mean all of the costs and expenses relating to any subject Registration Statement, including but not limited to registration, filing and qualification fees, blue sky expenses, costs of listing any Shares on any exchange or other trading media, and printing expenses, fees and disbursements of counsel and accountants to the Company, and reasonable fees and disbursements of a single counsel to the Holders; provided, however, that underwriting discounts and commissions attributable solely to the securities registered for the benefit of Holders, fees and disbursements of any additional counsel to Holders, and all other expenses attributable solely to Holders shall be borne by each subject Holder.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute from time to time.

“Holders” shall mean, collectively, all Persons holding Registrable Shares from time to time.

“Loan Agreement” shall mean the Revolving Credit and Term Loan Agreement of even date herewith by and between ComVest Capital, LLC and the Company, as the same may be amended, modified, supplemented and/or restated from time to time in accordance with the provisions thereof.

“Loans” shall mean the loans extended to the Company from time to time under and pursuant to the Loan Agreement.

“Person” shall mean any individual, corporation, partnership, limited partnership, limited liability company, trust, or other entity of any kind ,and any government or department or agency thereof.

“Registrable Shares” shall mean all Shares, excluding any Shares which may then be sold by the Holder thereof pursuant to Rule 144(k) promulgated under the Act.

“Registration” shall mean any registration of Common Stock pursuant to a registration statement filed by the Company with the SEC in respect of any class of Common Stock, other than a registration statement in respect of employee stock options or other employee benefit plans or in respect of any merger, consolidation, acquisition or like combination, whether on Form S-4, Form S-8 or any equivalent form of registration then in effect.

“Registration Period” shall mean, with respect to a Registration Statement, the period of time from the effective date of such Registration Statement until such date as is the earlier of (a) the date on which all of the Registrable Securities covered by such Registration Statement shall have been sold to the public, or (b) the date on which the Conversion Shares and the Warrant Shares issued or issuable upon cashless exercise of the Warrant in accordance with Section 1.3 of the Warrant (in the opinion of counsel to the Company evidenced by a written opinion issued to the Holders in form reasonably acceptable to the Holders) may be immediately sold without restriction (including, without limitation, as to volume restrictions) by each Holder thereof without registration under the Act.

“Registration Statement” shall mean any registration statement filed or to be filed by the Company in respect of any Registration.

“SEC” shall mean the United States Securities and Exchange Commission, or any successor agency or agencies performing the functions thereof.

“Shares” shall mean (a) the Conversion Shares issued and/or issuable from time to time, (b) the Warrant Shares issued and/or issuable from time to time, and (c) any additional or other shares of common stock of the Company issued in respect of any of the foregoing Shares by reason of any stock split, stock dividend, merger, share exchange, recapitalization or other such event.

“Term Note” shall have the meaning ascribed thereto in the Loan Agreement, and shall include any replacement promissory note(s) therefor.

“Warrants” shall mean the warrants to purchase Shares, issued by the Company pursuant to the Loan Agreement, including any and all warrants issued in replacement of the original such warrants.

“Warrant Shares” shall mean the Common Stock and/or other securities issued and/or issuable from time to time upon exercise of any of the Warrants, and any additional or other Shares issued in respect of any of the foregoing Shares by reason of any stock split, stock dividend, merger, share exchange, recapitalization or other such event.

2.  Shelf Registration.

(a)  The Company shall prepare and file with the SEC, not later than one hundred fifty (150) days after the date of this Agreement, a Registration Statement or Registration Statements (as necessary) on a form that is appropriate under the Act (and, if available, pursuant to Rule 415 promulgated under the Act), covering the resale of all of the Registrable Securities, in an amount sufficient to cover the resale of all Conversion Shares, Warrant Shares and additional shares of Common Stock issuable pursuant to the anti-dilution provisions of the Term Note and the Warrants.

(b)  The Company shall use its best efforts to cause the Registration Statement(s) required by this Section 2 to be declared effective under the Act as promptly as possible after the filing thereof, but in any event not later than two hundred seventy (270) days after the date of this Agreement.

(c)  If (i) the Registration Statement required by this Section 2 is not filed within one hundred fifty (150) days after the date of this Agreement, or is not declared effective under the Act within two hundred seventy (270) days after the date of this Agreement, or (ii) the Registration Statement required by this Section 2 shall cease to be available for use by the Holders as selling stockholders (A) as provided under Section 2(f) below where such unavailability continues for a period in excess of five (5) days beyond the allowed time period, or (B) for any other reason including, without limitation, by reason of a stop order, a material misstatement or omission in such Registration Statement or the information contained in such Registration Statement having become outdated and continues to be unavailable for a period in excess of thirty (30) days (which need not be consecutive days) in any twelve (12) month period, then the Company shall pay to the Holders, ratably in proportion to the number of Registrable Shares held by the respective Holders, a cash fee equal to the product of $1,000 multiplied by the number of calendar days during which any of the events described in clauses (i) or (ii) above occurs and is continuing (the “Blackout Period”); provided, however, that the aggregate of such fees payable under this Section 2(c) shall not exceed $500,000; and further provided, that the Company shall not be liable to pay any fees under this Section 2(c) to the extent that the occurrence of the events described in clauses (i) or (ii) above arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company by a Holder for inclusion in the Registration Statement. Each such payment shall be due within five (5) days after the end of each 30-day period of the Blackout Period until the termination of the Blackout Period and within five (5) days after such termination. The Blackout Period shall terminate upon the filing or effectiveness (as the case may be) of the Registration Statement in the case of clause (i) above and upon notice from the Company that the Registration Statement is again available in the case of clause (ii) above.

(d)  The Company shall use its best efforts to keep each Registration Statement under this Section 2 effective at all times during the applicable Registration Period.

(e)  If any offering pursuant to a Registration Statement pursuant to this Section 2 involves an underwritten offering (which may only be with the consent of the Company, which shall not be unreasonably withheld or delayed), the Holders (acting by a majority in interest) shall have the right to select legal counsel and an investment banker or bankers and manager or managers to administer to the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

(f)  If the Registrable Securities are registered for resale under an effective Registration Statement, the Holders shall cease any distribution of such Shares under such Registration Statement:

(i)  for a period of up to six (6) months if (A) such distribution would require the public disclosure of material non-public information concerning any transaction or negotiations involving the Company or any of its Affiliates that, in the reasonable judgment of the Company’s Board of Directors, would materially interfere with such transaction or negotiations, or (B) such distribution would otherwise require premature disclosure of information that, in the reasonable judgment of the Company’s Board of Directors, would adversely affect or otherwise be detrimental to the Company; provided that the Company shall not invoke this clause (i) more than once in any twelve (12) month period or for more than six (6) months in any such twelve (12) month period;

(ii)  not more than once in any twelve (12) month period, for up to 60 days, upon the request of the Company if the Company proposes to file a Registration Statement under the Act for the offering and sale of securities for its own account in an underwritten offering and the managing underwriter therefor shall advise the Company in writing that in its opinion the continued distribution of the Registrable Securities would adversely affect the offering of the securities proposed to be registered for the account of the Company; and

(iii) for a period of up to sixty (60) days after the filing of the Company’s annual report on Form 10-K or other event that requires the filing of a post-effective amendment to any Registration Statement hereunder, so long as the Company has filed and is during such period actively pursuing effectiveness of such post-effective amendment with the staff of the SEC.

The Company shall promptly notify the Holders in writing at such time as (x) such transactions or negotiations have been otherwise publicly disclosed or terminated, or (y) such non-public information has been publicly disclosed or counsel to the Company has determined that such disclosure is not required due to subsequent events.

(g)  The Company shall (i) permit the Holders’ counsel to review (A) such Registration Statement, and all amendments and supplements thereto, in each case to the extent of any information with respect to the Holders, their and their Affiliates’ beneficial ownership of securities of the Company, and their intended method of disposition of Registrable Securities, and (B) all requests for acceleration or effectiveness thereof and any correspondence between the Company and the SEC relating to the Registration Statement (collectively, the “Registration Documents”), for a reasonable period of time prior to their filing with the SEC, (ii) not file (or send) any Registration Documents in a form to which such counsel reasonably objects, and (iii) not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, their and their Affiliates’ beneficial ownership of securities of the Company, and their intended method of disposition of Registrable Securities shall conform to the information provided to the Company by the Holders.

(h)  The Registration Statement pursuant to this Section 2 shall not include any securities other than Registrable Shares.

(i) The Company shall bear all of the Costs and Expenses of the Registration pursuant to this Section 2.

3.  Piggyback Registration. In the event that the Company shall propose a Registration at any time when a Registration Statement is not effective pursuant to Section 2 above, then the Company shall give to each Holder written notice (the “Registration Notice”) of such proposed Registration (which notice shall include a statement of the proposed filing date thereof, the underwriters and/or managing underwriters of the subject offering, and any other known material information relating to the proposed Registration) not less than twenty (20) or more than sixty (60) days prior to the filing of the subject Registration Statement, and shall, subject to the limitations provided in this Section 3, include in such Registration Statement all or a portion of the Registrable Shares owned by and/or issuable to each Holder, as and to the extent that such Holder may request same to be so included by means of written notice given to the Company within ten (10) days after the Company’s giving of the Registration Notice. Each Holder shall be permitted to withdraw all or any part of its Registrable Shares from a Registration Statement by written notice to the Company given at any time prior to the effective date of the Registration Statement. The Company shall bear all of the Costs and Expenses of any Registration described in this Section 3; provided, however, that each Holder shall pay, pro rata based upon the number of its Registrable Shares included therein, the underwriters’ discounts, commissions and compensation attributable solely to the inclusion of such Registrable Shares in the overall public offering. Notwithstanding anything to the contrary contained herein, the Company’s obligation to include a Holder’s Registrable Shares in any such Registration Statement shall be subject, at the option of the Company, to the following further conditions:

(a)  The distribution for the account of such Holder shall be underwritten by the same underwriters (if any) who are underwriting the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement, and shall be made at the same underwriter discount or commission applicable to the distribution of the securities for the account of the Company and/or any other persons whose securities are covered by such Registration Statement; and such Holder shall enter into an agreement with such underwriters containing customary indemnification and other provisions;

(b)  If at any time after giving the Registration Notice, and prior to the effective date of the Registration Statement filed in connection with such Registration Notice, the Company shall determine for any reason not to proceed with the subject Registration, the Company may, at its election, give written notice of such determination to the Holders and, thereupon, shall be relieved of its obligation to register any of the Holders’ Registrable Shares in connection with such Registration;

(c)  In connection with an underwritten public offering pursuant to a Registration Statement under this Section 3, if and only if the managing underwriter(s) thereof shall advise the Company in writing that, due to adverse market conditions or the potential adverse impact on the offering to be made for the account of the Company, the securities to be included in such Registration will not include all of the Registrable Shares requested to be so included by the Holders, then the Company will promptly furnish each such Holder with a copy of such written statement and may require, by written notice to each such Holder accompanying such written statement, that the distribution of all or a specified portion of such Registrable Shares be excluded from such distribution (with any such “cutback” to be allocated among the subject Holders (and, if applicable, any other holders of Common Stock to be included in such Registration) in proportion to the relative number of shares of Common Stock requested by such Persons to be included in such Registration); and

(d)  The Company shall not be obligated to effect any registration of Shares incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

4.  Registration Procedures. In the case of each Registration effected by the Company in which Registrable Shares are to be sold for the account of any Holder, the Company, at its sole cost and expense (exclusive of items excluded in the proviso to the definition of “Costs and Expenses” above), will use its best efforts to:

(a)  prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Registration Statement, until the completion of the distribution of the Registrable Shares included therein, as may be required by the applicable rules and regulations of the SEC and the instructions applicable to the form of such Registration Statement, and furnish to the Holders of the Registrable Shares covered thereby copies of any such supplement or amendment not less than three (3) Business Days prior to the date first used and/or filed with the SEC; and comply with the provisions of the Act with respect to the disposition of all the Shares to be included in such Registration Statement;

(b)  provide (i) the Holders of the Registrable Shares to be included in such Registration Statement, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Act, if any, thereof, (iii) the sales or placement agent, if any, therefor, (iv) one counsel for such underwriters or agent, and (v) not more than one counsel for all the Holders of such Registrable Shares, the reasonable opportunity review such Registration Statement, each prospectus included therein or filed with the SEC, and each amendment or supplement thereto, in each case to the extent of any disclosures regarding the Holders, their and their Affiliates’ beneficial ownership of securities of the Company, and their intended method of disposition of the Registrable Shares included in such Registration Statement (or any amendment to any such information previously included in such Registration Statement (including any amendment or supplement thereto) or any prospectus included therein);

(c)  for a reasonable period prior to the filing of such Registration Statement, and not more than once in any calendar quarter throughout the period specified above, make available for inspection by the Persons referred to in Section 4(b) above such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section 4(b), to conduct a reasonable investigation within the meaning of the Act; provided, however, that each such party shall be required to maintain in confidence and not disclose to any other person or entity any information or records reasonably designated by the Company in writing as being confidential, until such time as and to the extent that (i) such information becomes a matter of public record or generally available to the public (whether by virtue of its inclusion in such Registration Statement or otherwise, other than by reason of a breach hereof), (ii) such party shall be required to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter, or (iii) such information is required to be set forth in such Registration Statement or the prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such prospectus in order that such Registration Statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and further provided, that the Company need not make such information available, nor need it cause any officer, director or employee to respond to such inquiry, unless each such Holder of Registrable Shares to be included in a Registration Statement hereunder, upon the Company’s request, executes and delivers to the Company a specific undertaking to substantially the same effect contained in the preceding proviso;

(d)  promptly notify in writing the Holders of Registrable Shares to be included in a Registration Statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (i) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the SEC and by the blue sky or securities commission or regulator of any state with respect thereto or any request by the SEC for amendments or supplements to such Registration Statement or the prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) if it shall be the case, at any time when a prospectus is required to be delivered under the Act, that such Registration Statement, prospectus, or any document incorporated by reference in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(e)  obtain the withdrawal of any order suspending the effectiveness of such Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(f)  if requested by any managing underwriter or underwriter, any placement or sales agent or any Holder of Registrable Shares to be included in a Registration Statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the SEC and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Registrable Shares included thereunder, including, without limitation, information with respect to the number of Registrable Shares being sold by such Holder or agent or to such underwriters, the name and description of such Holder, the offering price of such Registrable Shares and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Shares to be sold in such offering; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

(g)  furnish to each Holder of Registrable Shares to be included in such Registration Statement hereunder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 4(b) an executed copy of such Registration Statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such Holder, agent or underwriter, as the case may be) and the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Act, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Shares owned by such Holder, sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Shares covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(h)  timely (i) register or qualify (to the extent legally required) the Shares to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions to be designated by the Holders of a majority of such Shares participating in such registration and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable such Holder, agent or underwriter to complete its distribution of the Registrable Shares pursuant to such Registration Statement, and (iii) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Shares; provided, however, that the Company shall not be required for any such purpose to (A) qualify generally to do business as a foreign corporation or a broker-dealer in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(h), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction;

(i)  cooperate with the Holders of the Registrable Shares to be included in a Registration Statement hereunder and the managing underwriter(s) to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, in customary form to permit the transfer thereof through the Company’s transfer agent; and enable such Registrable Shares to be in such denominations and registered in such names as the managing underwriter(s) may request at least two (2) business days prior to any sale of the Registrable Shares;

(j)  provide a CUSIP number for all Shares, not later than the effective date of the Registration Statement;

(k)  in the event that Registrable Securities included in any Registration Statement are to be sold to or through any underwriter or placement or sales agent, (i) make such representations and warranties to the Holders of such Registrable Shares and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or in a registration statement filed on the form applicable to such Registration Statement; (ii) if so requested by any such underwriter or placement or sales agent, obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and/or the placement or sales agent may reasonably request, addressed to such Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such Registration Statement (and if such Registration Statement contemplates an underwritten offering of a part or of all of the Shares included in such Registration Statement, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due organization of the Company and its subsidiaries, if any; the qualification of the Company and its subsidiaries, if any, to transact business as foreign entities; the due authorization, execution and delivery of this Agreement and of any underwriting agreement; the absence, to such counsel’s knowledge, of pending or threatened material legal or governmental proceedings involving the Company or any subsidiary; the absence of a known breach by the Company or its subsidiaries of, or a default under, agreements binding the Company or any subsidiary; the absence of governmental approvals required to be obtained in connection with the Registration Statement, the offering and sale of the Shares, this Agreement or any underwriting agreement; the compliance as to form of such Registration Statement and any documents incorporated by reference therein with the requirements of the Act; and the effectiveness of such Registration Statement under the Act); (iii) if so requested by any such underwriter or placement or sales agent, obtain a “cold comfort” letter or letters from the independent certified public accountants of the Company addressed to the Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (A) the effective date of such Registration Statement, and (B) the effective date of the most recent (or, if so stated in the request therefor, the next) prospectus supplement to the prospectus included in such Registration Statement or post-effective amendment to such Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such Registration Statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such Registration Statement or post-effective amendment to such Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (iv) deliver such documents and certificates, including officers’ certificates, as may be customary and reasonably requested by Holders of at least a majority of the Registrable Shares being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (i) above and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (v) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 2, 3 and 5 hereof;

(l)  notify in writing each Holder of Registrable Shares of any proposal by the Company to amend or waive any provision of this Agreement and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(m)  engage to act on behalf of the Company, with respect to the Registrable Shares to be so registered, a registrar and transfer agent having such duties and responsibilities (including, without limitation, registration of transfers and maintenance of stock registers) as are customarily discharged by such an agent, and to enter into such agreements and to offer such indemnities as are customary in respect thereof; and

(n)  otherwise comply with all applicable rules and regulations of the SEC, and make available to the Holders, as soon as practicable, but in any event not later than 18 months after the effective date of such Registration Statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 6(a) of the Act (including, at the option of the Company, pursuant to Rule 158 thereunder).

5.  Indemnification by the Company.

(a)  The Company shall indemnify each Holder and its Affiliates from and against any claim, loss, cost, charge or liability of any kind, including amounts paid in settlement and reasonable attorneys’ fees, which may be incurred by the Holder or Affiliate as a result of any breach of any representation or warranty or covenant of the Company contained in this Agreement or in any certificate delivered on the closing date of any public offering of Shares.

(b)  The Company shall indemnify and hold harmless each Holder and its Affiliates, any underwriter (as defined in the Act) for any Holder, each officer and director of a Holder, legal counsel and accountants for a Holder, and each person, if any, who controls a Holder or such underwriter within the meaning of the Act, against any losses, expenses, claims, damages or liabilities, joint or several, to which such Holder or any such Affiliate, underwriter, officer, director or controlling person becomes subject, under the Act or any rule or regulation thereunder or otherwise, insofar as such losses, expenses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement in which Registrable Shares were included, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arise out of any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to actions or omissions otherwise required of the Company in connection with such registration. The Company shall reimburse each Holder and any such Affiliate, underwriter, officer, director or controlling person for any legal or other expenses reasonably incurred by such Holder, or any such officer, director, underwriter or controlling person in connection with investigating, defending or settling any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any such persons in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished to the Company in writing by such Person expressly for inclusion in any of the foregoing documents. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld or delayed.

6.  Further Obligations of Holders. The obligations of the Company with respect to any particular Holder are subject to such Holder’s agreement to the following (which such Holder shall specifically confirm in writing to the Company upon the Company’s request in connection with any Registration Statement):

(a)  Such Holder shall furnish in writing to the Company all information concerning such Holder and its and its Affiliates’ holdings of securities of the Company and its Affiliates, and the intended method of disposition of the Registrable Securities included in such Registration Statement, as shall be reasonably required in connection with the preparation and filing of any Registration Statement covering any of such Holder’s Registrable Shares.

(b)  Such Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who has signed a Registration Statement, each person (if any) who controls the Company within the meaning of the Act, and any underwriter (as defined in the Act) for the Company, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Act or any rule or regulation thereunder or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) are caused by any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus (if used prior to the effective date of the Registration Statement), or contained, on the effective date thereof, in any Registration Statement in which such Holder’s Registrable Shares were included, the prospectus contained therein, any amendment or supplement thereto, or any other document related to such Registration Statement, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company by such Holder in writing expressly for inclusion in any of the foregoing documents. In no event shall any Holder be required to pay indemnification hereunder (or contribution under Section 7(d) below) in an aggregate amount in excess of the net proceeds received by such Holder in the subject offering. This indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the subject Holder, which consent shall not be unreasonably withheld or delayed.

7.  Additional Provisions.

(a)  Each Holder and each other Person indemnified pursuant to Section 5 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in the Company’s having to indemnify it pursuant to Section 5 above, promptly notify the Company, in writing, of the commencement of such action and permit the Company, if the Company so notifies such Holder within twenty (20) days after receipt by the Company of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to such Holder; provided, however, that such Holder or other indemnified person shall be entitled to retain its own counsel at its own expense (except that the indemnifying party shall bear the expense of such separate counsel if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest). The failure to notify the Company promptly of the commencement of any such action shall not relieve the Company of any liability to indemnify such Holder or such other indemnified person, as the case may be, under Section 5 above, except to the extent that the Company shall be actually prejudiced or shall suffer any loss by reason of such failure to give notice, and shall not relieve the Company of any other liabilities which it may have under this or any other agreement.

(b)  The Company and each other Person indemnified pursuant to Section 6 above shall, in the event that it receives notice of the commencement of any action against it which is based upon an alleged act or omission which, if proven, would result in any Holder having to indemnify it pursuant to Section 6 above, promptly notify such Holder, in writing, of the commencement of such action and permit such Holder, if such Holder so notifies the Company within twenty (20) days after receipt by such Holder of notice of the commencement of the action, to participate in and to assume the defense of such action with counsel reasonably satisfactory to the Company; provided, however, that the Company or other indemnified person shall be entitled to retain its own counsel at the Company’s expense. The failure to notify any Holder promptly of the commencement of any such action shall not relieve such Holder of liability to indemnify the Company or such other indemnified person, as the case may be, under Section 6 above, except to the extent that the subject Holder shall be actually prejudiced or shall suffer any loss by reason of such failure to give notice, and shall not relieve such Holder of any other liabilities which it may have under this or any other agreement.

(c)  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified person who is party to such claim or litigation, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified person of a release from all liability in respect to such claim or litigation. Each such indemnified person shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)  If the indemnification provided for in Section 5 and 6 is unavailable or insufficient to hold harmless an indemnified party, then, subject to the limits set forth in Section 6(b) above, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in Sections 5 and 6, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the sellers of Shares on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the sellers of Shares and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if all sellers of Shares were treated as one entity for such purpose) or by another method of allocation which does not take account of the equitable considerations referred to in the first sentence of this Section 7(d). The amount paid by an indemnified person as a result of the expenses, claims, losses, damages or liabilities (or actions or proceedings in respect thereof) referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any claim, action or proceeding which is the subject of this Section 7(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of sellers of Shares to contribute pursuant to this Section 7(d) shall be several in proportion to the respective amounts of Shares sold by them pursuant to a Registration Statement.

8.  Rule 144 Information. For so long as the Company shall remain a reporting company under the Exchange Act, the Company will at all times use its best efforts to keep publicly available adequate current public information with respect to the Company of the type and in the manner specified in Rule 144(c) promulgated under the Act.

9.  Limitations on Subsequent Registration Rights.

  From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Shares then outstanding and/or issuable, enter into any agreement with any holder or prospective holder of any securities of the Company which would require the Company to include such securities in any Registration filed under Section 2 above, or would grant to such holder or prospective holder priority over the Holders in the event of any “cutback” described in Section 3(c) above.

10.  Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be given by personal delivery, by telecopier (with confirmation of receipt), by recognized overnight courier service (with all charges prepaid or billed to the account of the sender), or by certified or registered mail, return receipt requested, and with postage prepaid, addressed (a) if to the Company, at its office at 250 Clearbrook Road, Elmsford, New York 10523, Attention: Chief Financial Officer, Telecopier: (914) 592-6148, or such other address or telecopier number as shall have been specified by the Company to the Holders by written notice, or (b) if to any Holder, at his, her or its address or telecopier number as same appears on the records of the Company. All notices shall be deemed to have been given either at the time of the delivery or telecopy (with confirmation of receipt) thereof, or, if sent by overnight courier, on the next business day following delivery thereof to the overnight courier service, or, if mailed, at the completion of the third business day following the time of such mailing.

11.  Waiver and Amendment. No waiver, amendment or modification of this Agreement or of any provision hereof shall be valid unless evidenced by a writing duly executed by the Company and Holders holding, in the aggregate, a majority of the Registrable Shares then outstanding and/or issuable. No waiver of any default hereunder shall be deemed a waiver of any other, prior or subsequent default hereunder.

12.  Governing Law. This Agreement shall (irrespective of the place where it is executed and delivered) be governed, construed and controlled by and under the substantive laws of the State of New York, without regard to conflicts of law principles.

13.  Binding Effect. This Agreement shall binding upon and shall inure to benefit of the Company and the Holders and their respective successors in interest from time to time.

14.  Captions. The captions and Section headings used in this Agreement are for convenience only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

15.  Gender. All pronouns used in this Agreement in the masculine, feminine or neuter gender shall, as the context may allow, also refer to each other gender.

16.  Entire Agreement. This Agreement constitutes the sole and entire agreement and understanding between the parties hereto as to the subject matter hereof, and supersedes all prior discussions, agreements and understandings of every kind and nature between them as to such subject matter.

17.  Reliance and Benefit. This Agreement is intended to benefit, and may be relied upon by, all Holders from time to time, as if such Holders were expressly named herein, party hereto and signatory hereon.

[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first set forth above.

AFP IMAGING CORPORATION

By:  /s/ David Vozick
Name: David Vozick
Title: Chairman of the Board